UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021

TradeFan, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-222593	30-0968244
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

81 Prospect Street

Brooklyn, New York 11201

(Address of Principal Executive Office) (Zip Code)

(646) 828-1376

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) Replacement of Independent Registered Public Accounting Firm

On June 2, 2021, TradeFan, Inc., (the “Company”) notified AJ Robbins CPA, LLC (“AJ Robbins”) that it would be replaced as the independent registered public accounting firm of the Company effective immediately due to the retirement of AJ Robbins.

The reports of AJ Robbins on the Company’s consolidated financial statements for the fiscal years ended November 30, 2020 and November 30, 2019 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that each report on the Company’s consolidated financial statements contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the fiscal years ended November 30, 2020 and November 30, 2019 and the subsequent interim period through June 1, 2021, the effective date of AJ Robbins’s replacement, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and AJ Robbins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of AJ Robbins would have caused AJ Robbins to make reference thereto in its reports on the consolidated financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided AJ Robbins with a copy of this Form 8-K and requested that AJ Robbins furnish a letter addressed to the Securities and Exchange Commission stating whether or not AJ Robbins agrees with the above disclosures. A copy of AJ Robbins’s letter, dated June 3, 2021, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On June 1, 2021, the board of directors of the Company approved the appointment of RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm for the year ending November 30, 2021.

During the fiscal years ended November 30, 2020 and November 30, 2019 and the subsequent interim period through June 1, 2021, neither the Company, nor any party on behalf of the Company, consulted with RBSM with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by RBSM that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

Exhibit No.	Description
16.1	Letter from AJ Robbins CPA, LLC, dated June 3, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEFAN, INC.

June 3, 2021	By:	/s/ David Lelong
David Lelong, Chief Executive Officer